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                                                                   Exhibit 10.19

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Agreement") dated as of April 18, 2002 is made by Workstream, Inc, a Canadian corporation ("the Company") and Sands Brothers Venture Capital III LLC, as Security Agent hereunder (in such capacity, the "Security Agent"), for the holders of Company's Senior Secured Convertible Notes (the "Holders", and each a "Holder").


                                    RECITALS

                  WHEREAS, the Holders have agreed to make a debt investment in the Company upon the terms set forth in (a) the Note Purchase Agreement, dated the date hereof (the "Purchase Agreement"), among the Company and the Holders, and (b) the Senior Secured Convertible Notes, dated the date hereof, of the Company issued pursuant to the Purchase Agreement (such notes, as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Notes"); and

                  WHEREAS, the Purchase Agreement and the Notes provide for the execution and delivery by the Company of this Agreement;

                  NOW, THEREFORE, in consideration of the premises and to induce the Holders to execute and deliver the Notes and to make such loan (the "Loan") to the Company, the Grantor hereby agrees with Security Agent and the Holders as follows:


         1. Definitions and Interpretation.

         1.1 Certain Defined Terms. The following terms shall have the following meanings under this Agreement:

             "Basic Document" shall mean the Notes, the Purchase Agreement and this Agreement.

             "Code" or "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York from time to time or, by reason of mandatory application, any other applicable jurisdiction or the Personal Property Security Act (Ontario) as in effect from time to time, as the context requires.







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             "Collateral" shall mean (A) Accounts Receivable, including (i) all of the Company's present and future accounts, contract rights, general intangibles, chattel paper and instruments, as such terms are defined in the Uniform Commercial Code and accounts and intangibles, each as defined in the Personal Property Security Act (Ontario), (ii) all of the Company's right, title and interest, and all of any of the Company's rights, remedies, security and liens, in, to and in respect of any Accounts Receivable, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to Accounts Receivable, deposits or other security for the obligation of any account debtor, and credit and other insurance and (iii) all of any of the Company's right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in, Accounts Receivable, including, without limitation, all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing, any Account Receivable, and all returned, reclaimed or repossessed goods; (B) Documents, including all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral; (C) Equipment, including all of the Company's machinery, equipment, vehicles that are owned by the Company, furniture and fixtures and all attachments, accessories and equipment now or hereafter owned or acquired in the Company's business or used in connection therewith, and all substitutions and replacement thereof, whether now owned or hereafter acquired by the Company;
(D) General Intangibles, including all of the Company's present and future general intangibles of every kind and description, including (without limitation) patents, copyrights, trade names and trademarks and the goodwill of the business symbolized thereby, intangible (as defined in the Personal Property Security Act (Ontario)) and Federal, State and local tax refund claims of all kinds due to the Company; (E) Inventory, including all raw materials, work in process, finished goods, and all other inventory (as defined in the Code) of whatsoever kind or nature, and all wrapping, packaging, advertising and shipping materials, and any documents relating thereto, and all labels and other devices, names or marks affixed or to be affixed hereto for purposes of selling or of identifying the same or the seller or manufacturer thereof and all of the Company's right, title and interest therein and thereto, whether now owned or hereafter acquired by the Company; (F) Cash, including drafts, acceptances, bank deposits, deposit accounts, checking accounts and money (as defined in the Personal Property Security Act (Ontario)), and cash now or hereafter owned by the Company, or in which the Company may now have or may hereafter acquire any interest; (G) Proceeds, including any consideration received from the sale, exchange, lease or other disposition of any asset or property which constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, and shall include, without limitation, all cash and negotiable instruments received or held by the Company, including, without limitation, cash and negotiable instruments received or held, pursuant to any lockbox or similar arrangement relating to the payment of Accounts Receivable, (H) Actions, including legal proceedings or arbitration proceedings where the Company is currently or hereinafter named as plaintiff and chases in action as contemplated in the Personal Property Security Act (Ontario)) and (I) Securities as defined in the Personal Property Security Act (Ontario).

             "Default" shall mean any default described in the Notes.

             "Event of Default" shall mean the occurrence of a Default.





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                  "Lien" shall mean, with respect to any property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such property or any agreement to give, or notice of, any of the foregoing.

                  "Majority Holders" means the Holders of a majority of the principal amount of the outstanding Notes.

                  "Secured Obligations" shall mean any and all obligations of the Company for the performance of its agreements, covenants and undertakings under or in respect of the Notes, including the payment of all amounts owed thereunder.

         1.2 Interpretation. In this Agreement, unless otherwise indicated, the singular includes the plural and plural the singular; words importing either gender include the other gender; references to statutes or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending or replacing the statute or regulation referred to; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections), exhibits, annexes or schedules are to this Agreement; references to agreements and other contractual instruments shall be deemed to include all subsequent amendments, extensions and other modifications to such instruments (without, however, limiting any prohibition on any such amendments, extensions and other modifications by the terms of any such document); and references to persons or entities including their respective permitted successors and assigns.

         2. Collateral

         2.1 Grant. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) and performance of the Secured Obligations, the Company hereby pledges, assigns and grants to the Security Agent, for the ratable benefit of the Holders, a security interest in all of the Company's right, title and interest in and to the Collateral.

         2.2 Perfection. Concurrently with the execution and delivery of this Agreement, the Company shall (i) file such financing statements and other documents in such offices as the Security Agent may reasonably request in writing to perfect and establish the Lien granted by this Agreement, and (ii) take all such other actions as shall be necessary or as the Security Agent may request to perfect and establish the priority of the Lien granted by this Agreement.

         2.3 Preservation and Protection of Security Interests

                  The Company shall:

                  (a) upon the acquisition after the date of this Agreement by the Company of any instrument or chattel paper evidencing all or any part of the interests constituting the Collateral, promptly deliver and pledge to the Security Agent, for the ratable benefit of the Holders, all such instruments or chattel paper, endorsed or accompanied by such instruments of assignment and transfer in such form and substance as the Security Agent may request; and





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             (b) give, execute, deliver, file or record any and all financing statements, notices, contracts, agreements or other instruments, obtain any and all governmental approvals and take any and all steps that may be necessary or as the Security Agent may request to create, perfect, establish the priority of, or to preserve the validity, perfection or priority of, the Lien granted by this Agreement or to enable the Security Agent to exercise and enforce its rights, remedies, powers and privileges under this Agreement with respect to such Lien.

         2.4 Rights and Obligations

             (a) The Company shall remain liable to perform its duties and obligations under the contracts and agreements included in the Collateral in accordance with their respective terms to the same extent as if this Agreement had not been executed and delivered. The exercise by the Security Agent of any right, remedy, power or privilege in respect of this Agreement shall not release the Company from any of its duties and obligations under such contracts and agreements. The Security Agent shall not have any duty, obligation or liability under such contracts and agreements by reason of this Agreement or any other Basic Document, nor shall the Security Agent be obligated to perform any of the duties or obligations of the Company under any such contract or agreement or to take any action to collect or enforce any claim under any such contract or agreement.

             (b) No Lien granted by this Agreement in the Company's right, title and interest in any contract or agreement shall be deemed to be a consent by the Security Agent to any such contract or agreement.

             (c) No reference in this Agreement to proceeds or to the sale or other disposition of Collateral shall authorize the Company to sell or otherwise dispose of any Collateral.

             (d) The Security Agent shall not be required to take steps necessary to preserve any rights against prior parties to any part of the Collateral.

             (e) So long as no Default shall have occurred and be continuing, the Company shall have the right to exercise all powers of ownership pertaining to the Collateral for all purposes not inconsistent with the terms of this Agreement.

             (f) If any Default shall have occurred and be continuing, and the Security Agent exercises its right to declare any Secured Obligation due and payable or seeks or pursues any other right, remedy, power or privilege available to it under applicable law, this Agreement or any other Basic Document, all payments and other distributions on the Collateral shall be paid directly to the Security Agent and applied as set forth in Section 4.4.





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                  (g) The Security Agent shall cause the Holders to share
ratably in the distribution of benefits and any expenditures relating to this Agreement based on the ratio of the principal amount of their respective Notes to the total loan amount.

                  (h) The Security Agent may exercise its rights with respect to the Collateral without resort or regard to other collateral or sources of reimbursement for liability. The Security Agent shall not be deemed to have waived any of its rights with respect to the Secured Obligations or the Collateral unless such waiver be in writing and signed by the Security Agent. No delay or omission on the part of the Security Agent in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or any future occasion. All rights and remedies of the Security Agent with respect to the Secured Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised separately or concurrently.

         3. Representations, Warranties and Covenants. As of the date of this Agreement, the Company represents, warrants and covenants to the Security Agent and the Holders as follows:

         3.1 Title. The Company is the sole beneficial owner of the Collateral in which it purports to grant a Lien pursuant to this Agreement, and such Collateral is free and clear of all Liens, except that the Company has previously granted a lien on the Collateral to the Royal Bank of Canada and Bank of Montreal (collectively the "Senior Liens"). The Security Agent agrees that the Lien granted by this Agreement shall shall be subordinate to the Senior Liens. The Lien granted by this Agreement in favor of the Security Agent has attached and constitutes a perfected security interest in all of such Collateral. The Company shall pay, when due, the Secured Obligations and any other obligations owing under the Notes or hereunder. The Company shall defend title to the Collateral against the claims and demands of all persons.

         3.2 Sales and Other Liens. So long as any portion of the Notes remains unpaid, the Company shall not create or incur any Liens upon any of the Collateral except for: (i) Liens granted to the Holders; (ii) Liens being contested in good faith by the Company; (iii) purchase money Liens on newly acquired assets in connection with the establishment or acquisition of, or investment or participation in, any business, which Liens shall extend solely to the assets so acquired; (iv) Liens on any assets of the Company granted in connection with the purchase or lease of new capital equipment and the incurrence of the obligations or indebtedness related thereto; and (v) Liens junior in right to those created by this Security Agreement. Until the occurrence of an Event of Default under this Security Agreement, the Company may use, sell or exchange the Collateral in the ordinary course of business without the written consent of the Security Agent, if such sales or exchanges are in accordance with the Company's usual customary practices and if, with regard to equipment, such transaction results (a) in the acquisition of a substitute item of at least comparable value; or (b) from the disposition of obsolete or worn out equipment.

         3.3 Preservation of the Collateral; Inspection. The Company shall use reasonable care in the custody and preservation of the Collateral, and shall comply with all legal and insurance requirements permitted with respect to its use. The Company shall permit the Security Agent from time to time during regular business hours, to enter upon the premises where the Collateral is located and examine it.






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         3.4 Principal Place of Business. The Company's chief executive office and principal place of business is located at the address set forth below.

         3.5 Further Assurances; Attorney in Fact. At any time and from time to time, upon the written request of a Security Agent, at the sole expense of the Company, the Company will promptly and duly execute and deliver such further instruments and documents and take such further action as the Security Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the UCC in effect in any jurisdiction with respect to the liens created hereby. The Company hereby authorizes the Security Agent to file any such financing or continuation statement without the signature of the Company, as the case may be, to the extent permitted by applicable law, and the Security Agent agree to use reasonable efforts to provide the Company with a copy of any such statement filed by them, but shall have no liability to the Company for its failure to do so, and hereby appoints the Security Agent as the Company's attorney-in-fact for the purpose of signing the Company's names to any such financing and continuation statements. A carbon, photograph or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

         3.6 Inspection Rights. The Company hereby grants to the Security Agent and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to the Company, any of the Company's properties and/or facilities holding, utilizing and/or representing any of the Collateral, and to inspect the records relating thereto upon reasonable written notice to the Company and as often as may be reasonably requested.

         3.7 Additional Covenants and Warranties. The Company represents, warrants, covenants and agrees as follows:

                  (a) Performance of this Agreement does not conflict with or result in a breach of any agreement to which the Company is bound.

                  (b) The Company will not (a) change the location of its chief executive office or other places of business or remove its books and records from such location, or (b) remove any equipment or inventory from any location in which it may be located (except for sales in the ordinary course of business), (c) change its identity or corporate structure to such an extent that any financing statement filed by or on behalf of the Security Agent would become misleading, unless, in each of the foregoing cases the Company shall have given the Security Agent at least 30 days prior written notice thereof and shall do all things necessary to maintain the priority status (subject only to the holders of senior indebtedness) of the Holders' security interest.





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                  (c) If any Event of Default (as defined in the Notes) shall occur, the Security Agent, on behalf of the Holders, may exercise any and all rights and remedies of a secured party after default under the UCC.

                  (d) No security agreement or financing statement with respect to all or any part of the Collateral is on file or of record in any public office except as disclosed pursuant to Section 3.1, above. When appropriate financing statements have been filed by or on behalf of the Security Agent against the Company, the security interest granted pursuant to this Agreement will constitute a perfected security interest (to the extent such liens can be perfected by filing) on the Collateral in favor of the Security Agent (for the benefit of the Holders), which security interest, subject to the Senior Liens], will be prior to all other liens on the Collateral created by the Company and in existence on the date hereof and which security interests are enforceable as such against all creditors of the Company.

                  (e) The Company agrees to pay, and to hold the Security Agent and the Holders harmless from, any and all liabilities, costs and expenses (including without limitation, reasonable legal fees and expenses) (i) with respect to fees, taxes or other costs incurred with respect to recording financing statements under the Code and (ii) in connection with any of the transactions contemplated by this Agreement or the enforcement of the Security Agent's rights hereunder, except those liabilities, costs and expenses arising out of the willful misconduct of the Security Agent. In any suit, proceeding or action brought by the Security Agent under any account for any sum owing thereunder, or to enforce any provisions of any account for any sum owing thereunder, or to enforce any provisions of any account or contract, the Security Agent shall be indemnified by the Company from and against all expense, loss or damage suffered by the Security Agent in any such action, except for expenses, loss or damage arising out of the willful misconduct of the Security Agent (in the case of indemnified amounts which would otherwise be owing to the Security Agent);

                  (f) The Company shall keep, or cause the Collateral to be kept, insured against such risks, including fire, casualty and public liability, as are usually insured against by persons engaged in the same or similar business in the same location in at least such amounts as such insurance is usually carried by persons engaged in the same or similar businesses. The Company will cause the Security Agent, on behalf of the Holders, to be added as an additional insured to all policies insuring the Collateral;

                  (g) The Company shall pay promptly when due all taxes and assessments upon the Collateral or for its use or operation; and

                  (f) All information heretofore, herein or hereafter supplied to the Security Agent by or on behalf of the Company with respect to the Collateral is accurate and complete in all material respects.






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         4. Remedies

         4.1 Events of Default. If any Default shall have occurred and be continuing, and upon the Majority Holders' declaration of the Secured Obligations becoming immediately due and payable, the Security Agent may take any of the following actions without limiting the generality of the remedies available to it, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law), to or upon the Company, all and each of which demands, presentments, protests, advertisements and notices are hereby waived:

                  (a) The Security Agent in its discretion may make any reasonable compromise or settlement they deem desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, all or any part of the Collateral;

                  (b) The Security Agent in its discretion may, in their name or in the name of the Company or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for all or any part of the Collateral, but shall be under no obligation to do so;

                  (c) The Security Agent in its discretion may with respect to all or any part of the Collateral which shall then be or shall thereafter come into the possession, custody or control of the Security Agent in its discretion or any of its agents, sell, lease or otherwise dispose of all or any part of such Collateral, at such place or places as the Security Agent in its discretion deems best, upon such terms and conditions as they deem advisable and at such prices as they may deem best, for cash, for credit or for future delivery (without thereby assuming any credit risk) and at public or private sale, without demand of performance or notice of intention to effect any such disposition or of time or place of any such sale, and the Security Agent in its discretion or any other person or entity may be the purchaser, lessee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Company, any such demand, notice and right or equity being hereby expressly waived and released. The Security Agent in its discretion may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned (if any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.) The Company further agrees, at the Security Agent's request, to assemble the Collateral and make it available to the Security Agent, at the place which the Security Agent shall reasonably select, whether at the Company's premises or elsewhere.

                  (d) The Security Agent shall have, and in its discretion may exercise, all of the rights, remedies, powers and privileges with respect to the Collateral of a secured party under the Code (whether or not the Code is in effect in the jurisdiction where such rights, remedies, powers and privileges are asserted) and such additional rights, remedies, powers and privileges to which a secured party is entitled under the laws in effect in any jurisdiction where any rights, remedies, powers and privileges in respect of this Agreement or the Collateral may be asserted, including the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Security Agent were the sole and absolute owner of the Collateral (and the Company agrees to take all such action as may be appropriate to give effect to such right).





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The proceeds of, and other realization upon, the Collateral by virtue of the exercise of remedies under this Section 4.1 shall be applied in accordance with
Section 4.4.

         4.2 Deficiency. If the proceeds of, or other realization upon, the Collateral by virtue of the exercise of remedies under Section 4.1 are insufficient to cover the costs and expenses of such exercise and the payment in full of the other Secured Obligations, the Company shall remain liable for any deficiency.

         4.3 Private Sale

                  (a) The Security Agent shall incur no liability as a result of the sale, lease or other disposition of all or any part of the Collateral at any private sale pursuant to Section 4.1 conducted in a commercially reasonable manner. The Company hereby waives any claims against the Security Agent and the Holders arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Security Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

                  (b) The Company recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933 and applicable state securities laws, the Security Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to distribution or resale. The Company acknowledges that any such private sales may be at prices and on terms less favorable to the Security Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Security Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit a public sale.

         4.4 Application of Proceeds. Except as otherwise expressly provided in this Agreement and except as provided below in this Section 4.1, the proceeds of, or other realization upon, all or any part of the Collateral by virtue of the exercise of remedies under Section 4.1 and any other cash at the time held by the Security Agent under this Agreement, shall be applied as follows:






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                  First, to the payment of the costs and expenses of such
exercise of remedies, including reasonable out-of-pocket costs and expenses of the Security Agent, the fees and expenses of its agents and counsel and all other expenses incurred and advances made by the Security Agent in that connection, as provided in this Agreement and/or the Note;

                  Next, to the payment in full of the remaining Secured Obligations in such manner as the Security Agent may determine; and

                  Finally, to the payment to the Company, or its respective successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

         As used in this Section 4, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any property received under any bankruptcy, reorganization or other similar proceeding as to the Company or any issuer of, or account debtor or other obligor on, any of the Collateral.

         5. Duty of the Security Agent; Powers.

                     (a) The Security Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Security Agent deals with similar property for its own account. None of the Security Agent, the Holders nor any of their respective officers, directors, employees or Security Agent shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Company or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Security Agent hereunder are solely to protect the Security Agent's and the Holders' interest in the Collateral and shall not impose any duty upon the Security Agent to exercise any such power. The Security Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Security Agent nor the Holders nor any of their respective officers, directors, employees shall be responsible to the Company for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

                     (b) The Security Agent shall only be obligated to take action and shall act as directed by the Majority Holders neither the Security Agent, nor any of its officers, directors, employees or affiliates shall be responsible to Holders for any losses that any of such Holders may incur hereunder. The Security Agent shall be entitled to conclusively rely on any such direction or consent from the holders of the Majority Holders. In addition, the Security Agent may act in reliance upon any signature believed by it to be genuine, and may assume that any person who has been designated by the Holders to give any written instructions, notice or receipt, or make any statements in connection with the provisions hereof has been duly authorized to do so. Security Agent shall have no duty to make inquiry as to the genuineness, accuracy or validity of any statements or instructions or any signatures on statements or instructions.







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                     (c) The Security Agent may resign at any time by giving
written notice ("Notice") to the Company and the Holders, which resignation shall be effective 30 days from the date of the Notice ("Effective Resignation Date"). Upon the earlier of (i) the Effective Resignation Date or (ii) the appointment of a successor Security Agent by the Requisite Holders, the Security Agent shall have no further obligations hereunder. In the event a successor Security Agent is not appointed by the Majority Holders on or before the Effective Resignation Date, then Security Agent shall have the right to deliver any Collateral held by it with a clerk of a court of competent jurisdiction or a third party escrow provider pending the appointment of a successor Security Agent by the Majority Holders.

         6. Miscellaneous

         6.1 Waiver. No failure on the part of the Security Agent to exercise and no delay in exercising, and no course of dealing with respect to, any right, remedy, power or privilege under this Agreement shall operate as a waiver of such right, remedy, power or privilege, nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise of any such right, remedy, power or privilege or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         6.2 Notices. All notices and communications to be given under this Agreement shall be given or made in writing to the intended recipient at the address specified below or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, upon receipt, in each case, given or addressed as provided in this Section 6.2:

         To the Company:            Workstream Inc.
                                    495 March Road, Suite 300,
                                    Ottawa, Ontario, Canada K2K-3G1
                                    Attn:  Chairman

         With a copy to:            Perley-Robertson, Hill & McDougall LLP
                                    90 Sparks Street
                                    Ottawa, Ontario K1P1E2
                                    Attn. Michael Gerrior, Esq.

         To the Security Agent:

                                    Sands Brothers Venture Capital III LLC
                                    90 Park Avenue
                                    New York, New York 10016
                                    Fax No.: (212) 297-0670
                                    Attn: Steven Sands

         With a copy to:            Littman, Krooks & Roth, P.C.
                                    655 Third Avenue, 20th Floor
                                    New York, New York 10017
                                    Fax No.: (212) 490-2990
                                    Attn: Steven Uslaner, Esq.

         6.3 Expenses. The Company agrees to pay or to reimburse the Security Agent for all costs and expenses (including reasonable attorney's fees and expenses) that may be incurred by the Security Agent in any effort to enforce any of the provisions of Section 4 or any of the obligations of the Company in respect of the Collateral or in connection with (a) the preservation of the Lien of, or the rights of the Security Agent under this Agreement or (b) any actual or attempted sale, lease, disposition, exchange, collection, compromise, settlement or other realization in respect of, or care of, the Collateral, including all such costs and expenses (and reasonable attorney's fees and expenses) incurred in any bankruptcy, reorganization, workout or other similar proceeding relating to the Company.

         6.4 Amendments. Any provision of this Agreement may be modified, supplemented or waived only by an instrument in writing duly executed by the Company and the Security Agent which shall only be authorized by the Majority Holders. Any such modification, supplement or waiver shall be for such period and subject to such conditions as shall be specified in the instrument effecting the same and shall be binding upon the Security Agent on behalf of the Holders and the Company, and any such waiver shall be effective only in the specific instance and for the purposes for which given.

         6.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company, the Security Agent and each holder of any of the Secured Obligations and their respective successors and permitted assigns. The Company shall not assign or transfer its rights under this Agreement without the prior written consent of the Security Agent.

         6.6 Survival. All representations and warranties made in this Agreement or in any certificate or other document delivered pursuant to or in connection with this Agreement shall survive the execution and delivery of this Agreement or such certificate or other document (as the case may be) or any deemed repetition of any such representation or warranty.

         6.7 Agreements Superseded. This Agreement and the Notes and the Purchase Agreement, supersede all prior agreements and understandings, written or oral, among the parties with respect to the subject matter of this Agreement.

         6.8 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         6.9 Continuing Effect. All agreements, representations and warranties herein made by Debtor shall be continuing as long as the Notes remains outstanding and unpaid.

         6.10 Headings. Section headings are for reference purposes only.

         6.11 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute but one agreement, and shall become effective when copies which, when taken together, bear the signature of each of the parties hereto shall have been delivered to Security Agent and Debtor.

         6.12 GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAW. THE COMPANY HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                                     Workstream Inc.


                                                     By /s/ Michael Mullarkey
                                                        ------------------------
                                                          Michael Mullarkey
                                                          Chairman and CEO

THE SECURITY AGENT:

Sands Brothers Venture Capital III LLC
By: SB Venture Capital Management III LLC

/s/ Steven Sands
------------------------------------------
By: Steven Sands
Title: Manager


THE HOLDERS:

Sands Brothers Venture Capital III LLC
By: SB Venture Capital Management III LLC, Manager


/s/ Steven Sands
------------------------------------------
By: Steven Sands
Title: Manager



Sands Brothers Venture Capital IV LLC
By: SB Venture Capital Management IV LLC, Manager

/s/ Steven Sands
------------------------------------------
By: Steven Sands
Title: Manager



[insert name of new purchaser]


__________________________________________
By:
Title: